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                          AGREEMENT AND PLAN OF MERGER


                  THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), made this 19th day of June, 1998, by and between Bowne & Co., Inc., a New York corporation ("Bowne-New York"), and Bowne & Co., Inc., a Delaware corporation and a wholly-owned subsidiary of Bowne-New York ("Bowne-Delaware") (the two corporate parties hereto being sometimes collectively referred to as the "Constituent Corporations").


                              W I T N E S S E T H:

                  WHEREAS, the Boards of Directors of Bowne-New York and Bowne-Delaware have determined that the proposed merger (the "Merger") of Bowne-New York with Bowne-Delaware upon the terms hereinafter set forth is advisable and in the best interests of the shareholders of such corporations and the Boards of Directors of Bowne-New York and Bowne-Delaware have adopted and approved this Agreement and both such Boards of Directors have directed that this Agreement be submitted to the shareholders of Bowne-New York and Bowne-Delaware for their approval; and

                  WHEREAS, the Merger is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986; and

                  WHEREAS, Bowne-New York and Bowne-Delaware, as appropriate, intend to take all such action as may be necessary or appropriate as and when required by the provisions of this Agreement, in order to consummate the Merger; and

                  WHEREAS, the authorized capital stock of Bowne-New York consists solely of (i) 60,000,000 shares of common stock, par value $.01 per share, of which 18,409,983 shares are issued and outstanding as of the date hereof and (ii) 1,000,000 shares of preferred stock, par vale $.01 per share, of which no shares are issued and outstanding as of the date hereof; and

                  WHEREAS, the authorized capital stock of Bowne-Delaware consists solely of (i) 60,000,000 shares of common stock, par value $.01 per share, of which 100 shares are issued and outstanding as of the date hereof, all of which shares are owned by Bowne-New York and (ii) 1,000,000 shares of preferred stock, par vale $.01 per share, of which no shares are issued and outstanding as of the date hereof;

                  NOW, THEREFORE, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:
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                                    ARTICLE I

                                     GENERAL

                  1.1 Agreement to Merge. The parties to this Agreement agree to effect the Merger herein provided for, subject to the terms and conditions set forth herein.

                  1.2 Effective Time of the Merger. The Merger shall be effective in accordance with the laws of the States of New York and Delaware. The date and time the Merger becomes effective is referred to as the "Effective Time of the Merger".

                  1.3 Surviving Corporation. At the Effective Time of the Merger, Bowne-New York shall be merged with and into Bowne-Delaware, and Bowne-Delaware shall be the surviving corporation, governed by the laws of the State of Delaware (hereinafter sometimes called the "Surviving Corporation"). The name of the Surviving Corporation will be Bowne & Co., Inc.

                  1.4 Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and Bylaws of Bowne-Delaware in effect immediately prior to the Effective Time of the Merger shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation, subject always to the right of the Surviving Corporation to amend its Certificate of Incorporation and Bylaws in accordance with the laws of the State of Delaware and the provisions of the Certificate of Incorporation.

                  1.5 Directors. The directors of Bowne-New York in office at the Effective Time of the Merger shall be and constitute the directors of the Surviving Corporation, each holding the same directorship in the Surviving Corporation as he or she held in Bowne-New York for the terms elected and/or until their respective successors shall be elected or appointed and qualified. The directors of the Surviving Corporation shall continue to be members of the same class of directors as they were in Bowne-New York, and the time for election of each class of directors for the Surviving Corporation shall be the same as it was for the corresponding class of directors of Bowne-New York.

                  1.6 Officers. The officers of Bowne-New York in office at the Effective Time of the Merger shall be and constitute the officers of the Surviving Corporation, each holding the same office in the Surviving Corporation as he or she held in Bowne-New York for the terms elected and/or until their respective successors shall be elected or appointed and qualified.

                  1.7 Effect of the Merger. On and after the Effective Time of the Merger, the separate existence of Bowne-New York and Bowne-Delaware shall cease and the Surviving Corporation shall succeed, without further action, to all the properties and assets of Bowne-New York and Bowne-Delaware of every kind, nature and description and to Bowne-New York's and Bowne-Delaware's business as a going concern. The Surviving Corporation shall also succeed to all rights, title and interests to all real estate and other property owned by

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Bowne-New York or Bowne-Delaware without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon. All liabilities and obligations of Bowne-New York or Bowne-Delaware shall become the liabilities and obligations of the Surviving Corporation, and any proceedings pending against Bowne-New York or Bowne-Delaware will be continued as if the Merger had not occurred.

                  1.8 Further Assurances. Bowne-New York hereby agrees that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action and give such assurances as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises and interests referred to in this Article I and otherwise to carry out the intent and purposes thereof.


                                   ARTICLE II

                  CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

                  2.1 Bowne-New York Capital Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of Bowne-New York, Bowne-Delaware or the holders of any of the common stock ("Bowne-New York Common Stock") of Bowne-New York, each issued and outstanding share of Bowne-New York Common Stock and each share of Common Stock of Bowne-New York held in the treasury of Bowne-New York shall be converted into one share of Bowne-Delaware Common Stock.

                  2.2 Bowne-Delaware Capital Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of Bowne-New York, Bowne-Delaware or the holders of any of the common stock ("Bowne-Delaware Common Stock") of Bowne-Delaware, each issued and outstanding share of Bowne-Delaware Common Stock shall be cancelled.

                  2.3 Series B Junior Participating Preferred Stock. Bowne-Delaware agrees to adopt a Rights Agreement prior to the Effective Time and substantially similar to the Rights Agreement, dated as of January 30, 1997, between Bowne-New York and The Bank of New York providing for the issuance of preferred share purchase rights (the "Rights") with each share of Bowne-Delaware Common Stock issued in the Merger such that the holders of Bowne-Delaware Common Stock will have effectively the same Rights after the Merger that the holders of Bowne-New York Common Stock had immediately prior to the Merger.


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                                   ARTICLE III

                            TERMINATION AND AMENDMENT

                  3.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time of the Merger, whether before or after action thereon by the shareholders of the Constituent Corporations, by the mutual written consent of the Boards of Directors of Bowne-New York and Bowne-Delaware.

                  3.2 Consequences of Termination. In the event of the termination and abandonment of this Agreement pursuant to the provisions of
Section 3.1 hereof, this Agreement shall be of no further force or effect.

                  3.3 Modification, Amendment, Etc. Any of the terms or conditions of this Agreement may be waived at any time, whether before or after action thereon by the shareholders of the Constituent Corporations, by the party entitled to the benefits thereof, and this Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of the Constituent Corporations, to the full extent permitted by the corporate laws of the States of New York and Delaware. Any waiver, modification or amendment shall be effective only if reduced to writing and executed by the duly authorized representatives of the Constituent Corporations.


                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 Expenses. The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger herein provided for.

                  4.2 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

                  4.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original instrument, and all such counterparts together shall constitute only one original.

                  4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principals thereof.

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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed on its behalf by an officer duly authorized thereunto as of the date first above written.

                    BOWNE & CO., INC., a New York corporation


                    By /s/ Denise K. Fletcher

                    Its Senior Vice President and Chief Financial Officer


                    BOWNE & CO., INC., a Delaware corporation

                    By /s/ Denise K. Fletcher

                    Its Senior Vice President and Chief Financial Officer


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